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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             COLDWATER CREEK INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Delaware                                         82-0419266
 (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

   One Coldwater Creek Drive
       Sandpoint, Idaho                                         83864
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

TITLE OF EACH CLASS                              NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                              EACH CLASS IS TO BE REGISTERED

  Not Applicable                                         Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                  COMMON STOCK, PAR VALUE $0.01 PER SHARE
                            (TITLE OF CLASS)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the common stock, $0.01 par value (the "Common Stock") contained in the section entitled "Description of Capital Stock" included in the Company's registration statement, as amended, on Form S-1 (File No. 333-16651) filed under the Securities Act of 1933, as amended on November 22, 1996 is incorporated herein by reference.

ITEM 2.  EXHIBITS.

EXHIBIT
NUMBER   DESCRIPTION

 1.1 Specimen of Common Stock Certificate - incorporated herein by reference (to be filed by amendment to the Company's Registration Statement).

2.1 Certificate of Incorporation, as amended - incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement.

2.2 Bylaws - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        COLDWATER CREEK INC.

                                   Date:  December 20, 1996
                                          ----------------------------

                                      By:  /s/ Dennis Pence
                                          ----------------------------
                                          Dennis Pence, President
                                          and Chief Executive Officer